UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

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STARBUCKS CORPORATION
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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On March 13, 2026, Starbucks Corporation issued an investor presentation, a copy of which is attached as Exhibit 1.

Exhibit 1

STARBUCKS

2026 ANNUAL MEETING UPDATE

MARCH 2026

Forward Looking Statements

The following presentation contains forward-looking statements. Generally, these statements can be identified by the use of words such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “feel,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. By their nature, forward-looking statements involve risks, uncertainties, and other factors (many beyond our control) that could cause our actual results to differ materially from our historical experience or from our current expectations or projections. Our forward-looking statements, and the risks and uncertainties related thereto, include, but are not limited to, those described under the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of the company’s most recently filed periodic reports on Form 10-K and Form 10-Q and in other filings with the U.S. Securities and Exchange Commission. Starbucks assumes no obligation to update any of these forward-looking statements or information, which are made as of their respective dates.

OUR MISSION

"To be the premier purveyor of the finest coffee in the world, inspiring and nurturing the human spirit – one person, one cup and one neighborhood at a time."

WE'RE GETTING BACK TO STARBUCKS

So that everyone can experience the best of Starbucks



Be the world's greatest customer service company



Offer the best job in retail



Be the community coffeehouse



Be visible, relevant and loved everywhere



Accelerate growth around the world



Deliver on our commitments to create shareholder value

INVESTING IN OUR PARTNERS

Our partners are at the heart of the Starbucks experience. We are committed to investing in their health, well-being and success, and have invested more than $3B since 2022 to enhance the partner and store experience.

Milestones in FY25 include the following:

- ✓ Focused on ensuring we remain the best job in retail with competitive pay and industry-leading benefits worth together on average $30 per hour for U.S.-based coffeehouse partners
- ✓ Rollout of our Green Apron Service model across the U.S. company-operated portfolio, investing over $500M[1] in additional labor hours and expanding rosters, with 85% of our partners achieving their preferred hours
- ✓ Hosted approximately 14,000 coffeehouse leaders in June at Leadership Experience 2025, creating opportunities for training, development and connection
- ✓ Committed to filling 90% of North America retail leadership roles internally
- ✓ Doubled paid parental leave for U.S. green apron partners who work an average of 20+ hours per week, with up to 18 weeks fully paid leave for birth parents and up to 12 weeks for non-birth parents
- ✓ More than 2,000 partners graduated from Arizona State University with tuition paid fully by Starbucks, bringing our total graduates to 18,000

These efforts are driving results, with hourly partner turnover at roughly half the industry average

[1] Annualized

UPDATE ON LABOR MATTERS

At Starbucks, we are committed to all our partners, and where they have chosen union representation, we have been engaging in good faith bargaining. This is why we were disappointed when Workers United walked away from negotiations in December 2024.

Starbucks has proposed to resume in-person bargaining with Workers United on March 30 and to remain available for continued negotiations throughout April. Progress occurs in collective bargaining when both sides get into the same room.

Starbucks has long demonstrated its commitment to our partners by offering some of the best pay and benefits in the industry, averaging more than $30 an hour for hourly partners. This also includes comprehensive healthcare, stock awards, paid parental leave, mental health benefits, and 100% tuition coverage for a bachelor's degree. Our goal remains unchanged: creating growth, opportunity, and shared success.

SERVING OUR COMMUNITIES

At Starbucks, serving our communities is part of our fabric. In keeping with our heritage, we have a continuing responsibility to create positive impact across the globe.

In North America:

- ✓ Our **Starbucks FoodShare** program has donated 121M+ meals since 2016, including **15M+ meals** in the past year alone
- ✓ The Starbucks Foundation has awarded over **$25M in Neighborhood Grants** since 2019, with $5M granted in FY25
- ✓ Veteran and military spouse hiring efforts have resulted in more than 20,000 accepted offers from FY18 through FY25
- ✓ Starbucks polypropylene cold cups recently earned the 'Widely Recyclable' designation

STARBUCKS BOARD OF DIRECTORS

Starbucks Board of Directors brings a vast experience set, with complementary perspectives that we believe will skillfully guide Starbucks through our next phase of global growth



Brian Niccol
Board Chairman
ceo, Starbucks
Joined 2024



Jørgen Vig Knudstorp
Lead Independent Director
chairman, Lego Foundation
Joined 2017



Ritch Allison
former ceo, Domino's Pizza
Joined 2019



Marissa Mayer
ceo, Dazzle
Joined 2025



Daniel Servitje
executive chair, Grupo Bimbo
Joined 2024



Andrew Campion
ceo, Unrivaled Sports
Joined 2019



Neal Mohan
ceo, YouTube
Joined 2024



Mike Sievert
vice chairman, T-Mobile
Joined 2024



Beth Ford
ceo, Land o'Lakes
Joined 2023



Dambisa Moyo
co-principal, Versaca Investments
Joined 2025



Wei Zhang
former president, Alibaba Group
Joined 2023

Board composition is balanced, with more than 50% of Directors joining in the last two years

BOARD COMPOSITION

Our Board's skills, qualifications and experience provide effective oversight of Starbucks global activities

Experience/Qualifications/Skills/Attributes

Code	Attribute	Number
BRD	Brand Marketing Experience	10
CCE	Corporate Citizenship Experience	10
ENV	Environmental/Climate Change	6
FIN	Financial/Capital Allocation	11
GOV	Governmental & Public Policy	4
HCM	Human Capital Management	10
IND	Industry	7
INT	International Operations & Distribution	11
PUB	Public company Board Experience	11
SNR	Senior Leadership Experience	11
TEC	Technology	8

BOARD INDEPENDENCE

Independent Board Committees: **ALL**

Independent Directors of the Board:

● 10 Independent Directors

75 Mandatory Retirement Age

Chair of the Board:
Brian Niccol

Lead Independent Director:
Jørgen Vig Knudstorp

BOARD AND COMMITTEE MEETINGS IN FISCAL YEAR 2025

5 Independent Director-Only Sessions

9 Audit and Compliance Committee

5 Compensation and Management Development Committee

5 Environmental, Partner, and Community Impact Committee[1]

4 Nominating and Corporate Governance Committee

5 Full Board Meetings

DIRECTOR ELECTIONS

Frequency of Board Elections: **Annual**

Voting Standard for Uncontested Elections: **Majority**

Proxy Access and Other Shareholder Director Nomination Rights

See *"Our Director Nomination Process"* on page 31 for more information.[2]

[1] Environmental, Partner and Community Impact Committee was dissolved subsequent to this meeting

[2] 2026 Proxy Statement

BOARD COMMITTEES

Audit and Compliance


Andrew Campion, Chair


Ritch Allison


Dambisa Moyo


Daniel Servitje


Wei Zhang

Compensation and Management Development


Ritch Allison, Chair


Andrew Campion


Neal Mohan


Mike Sievert

Nominating and Corporate Governance


Beth Ford, Chair


Marissa Mayer


Dambisa Moyo


Daniel Servitje


Wei Zhang

"BACK TO STARBUCKS" IN PRACTICE AT THE BOARD LEVEL

In the fall of 2024, under the new leadership of Brian Niccol, Starbucks announced its "Back to Starbucks" strategy. This represented a commitment from the entire company—from the Board, to the ceo and onward—to critically examine <u>every way we do business</u> and find out where we could <u>do it better</u>.

That necessarily included a robust review of our Board governance. Based on this review, the Board determined that oversight would be stronger and more integrated if responsibilities housed in the Environmental, Partner and Community Impact Committee (the "Impact Committee") were embedded within existing standing committees or the full Board.

In addition, the composition of each of our Board committees was reevaluated in 2025 and realigned with the updated allocation of responsibilities—with the additional benefit of our two new directors strengthening the mix of skills on the various committees. These reconstituted committees enrich the perspectives brought to each of these matters.

As shown on the next page, the matters previously delegated to the 3-member Impact Committee are now overseen by more directors across the Board, who can bring a broader range of expertise to these complex and cross-functional topics.

"BACK TO STARBUCKS" IN PRACTICE AT THE BOARD LEVEL

Responsibilities Previously Assigned to the Impact Committee…	*…Have Been Reallocated to Other Committees or the Full Board to Strengthen Oversight*
• Monitored the Company's environmental, partner, community, customer and farmer promises and oversaw policies and practices related to such promises	• The **Compensation and Management Development Committee** oversees topics pertaining to partner matters • The **Nominating and Corporate Governance Committee** oversees topics pertaining to responsible business matters, including topics that are the subject of our public commitments
• Oversaw policies and practices related to labor relations and partner health and safety	• The **full Board** has primary responsibility for oversight of labor matters and includes labor matters as a regular standing agenda item • The **Compensation and Management Development Committee** oversees other topics related to partners
• Oversaw non-executive partner training programs, including the Company's education and opportunity benefits programs	• The **Compensation and Management Development** oversees topics pertaining to partner matters
• Oversaw the Company's program, policies and procedures related to data privacy and identify associated risk	• The **Audit and Compliance Committee** oversees topics pertaining to enterprise risk management, cybersecurity and data privacy
• Oversaw policies related to health regulations and guidelines and food safety standards and controls, as well as programs and policies related to nutrition and health	• The **Audit and Compliance Committee** oversees topics pertaining to enterprise risk management and regulatory compliance • The **Nominating and Corporate Governance Committee** oversees topics pertaining to responsible business matters, including those matters that may be included in our Impact Report
• Oversaw the review and assessment of the effectiveness of the Company's environmental and social and community strategies, policies, practices, goals, programs, disclosure and risks, including review of our annual Impact Report	• The **Nominating and Corporate Governance Committee** oversees responsible business practices and related reporting • The **Audit and Compliance Committee** oversees key finance-related initiatives related to responsible business matters and the validation of public reporting, including those matters that may be included in our Impact Report, as well as the adequacy and effectiveness of applicable internal controls related to such measures • The **full Board** overseas the Company's strategy, which includes how the Company positively impacts people, communities and the planet

STARBUCKS EXECUTIVE LEADERSHIP

Our Executive Leadership Team is comprised of top industry talent, carefully curated to combine the Starbucks heritage, new perspective and deep expertise needed to deliver our *Back to Starbucks* plan



Brian Niccol

chairman and ceo

Joined 2024



Brady Brewer

ceo, Starbucks International

Joined 2001



Dominic Carr

chief communications and corporate affairs officer

Joined 2024



Mike Grams

chief operating officer

Joined 2025



Sara Kelly

chief partner officer

Joined 2001



Tressie Lieberman

global chief brand officer

Joined 2025



Molly Liu

ceo, Starbucks China

Joined 2012



Pilar Ramos

chief legal officer

Joined 2025



Meredith Sandland

chief coffeehouse development officer

Joined 2025



Sanjay Shah

chief supply chain officer

Joined 2025



Cathy Smith

chief financial officer

Joined 2025



Anand Varadarajan

chief technology officer

Joined 2026

EXECUTIVE COMPENSATION

Starbucks executive compensation program reflects strong pay-for-performance alignment tied to overall Company results, with the vast majority of pay structured as variable and "at-risk"

Compensation Mix

CEO COMPENSATION MIX


5% Base Salary
10% Target Annual Incentive
40% Target PRSUs
18% Target BTS Incentive
27% Time-Based RSUs
95% AT-RISK
68% PERFORMANCE BASED

OTHER NEO COMPENSATION MIX


7% Base Salary
8% Target Annual Incentive
19% Target PRSUs
53% Target BTS Incentive
13% Time-Based RSUs
93% AT-RISK
80% PERFORMANCE BASED

FY25 Annual Incentive Bonus Plan


75%

FINANCIAL PERFORMANCE FACTOR

Payout **39.7%** of target


25%

INDIVIDUAL PERFORMANCE FACTOR

Payout **100%** of target[1]

FY25 Long-term Incentive Plan


Annual Adjusted EPS Performance Targets Averaged Over 3 Years (50% Weighting)
+
Comparable Sales Performance Targets Averaged Over 3 Years (50% Weighting)
×
3-Year Relative TSR vs S&P 500 (upward or downward modifier of +/-25%)
40% Time Based RSUs
60% PRSUs

[1] For current NEOs

“BACK TO STARBUCKS” PRSU PROGRAM

The “Back to Starbucks” incentive award was granted in 2025 to motivate and retain our senior leaders to deliver on the significant transformation required by our turnaround plan. The grants are directly tied to the achievement of key components of the “Back to Starbucks” strategy to encourage our senior leaders to achieve these goals with urgency and with excellence.

The award will be eligible to vest following FY27, based on achievement of the pre-determined goals.

None of the “Back to Starbucks” PRSUs will vest unless the threshold goal of meaningful operating expense reductions is met. Further, these are subject to a downward adjustment if the Company’s relative TSR compared to the S&P 500 over the performance period is not equal to or greater than the 50th percentile as illustrated in table below.

We believe the success of our “Back to Starbucks” strategy will result in the creation of significant value for our shareholders, partners (employees), and customers.

FY2027 OpEx Goal/Threshold	Payout
Exceed Savings Target ($800M cumulative)	100%
Fail to Achieve Savings Target ($800M cumulative)	0%

If the FY2027 OpEx threshold ($800M cumulative) is met, then add:

Fiscal 2027 Back to Starbucks Key Drivers	Goal	Payout
Green Apron Service Roll Out	>75% of US Company Operated stores	25%
New Platform Innovation Launch	Two Implemented (US)	25%
Coffeehouse Uplift Renovations	2,250 US Company Operated stores	25%
New Loyalty Program Launch	Launch New Program and Implement New Features (US)	25%

×

Relative TSR Modifier[1]	Payout
≥ 50th Percentile	100%
< 50th Percentile	75%

[1] TSR rank relative to S&P 500 over the performance period


Have a great day!

THANK YOU FOR YOUR TIME AND SUPPORT

Please direct questions to
investorrelations@starbucks.com